Exhibit No. 99.2 Summary Unaudited Pro Forma Combined Financial Data

SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

The following table sets forth the summary unaudited pro forma combined financial data of CUI Global, Inc. and Orbital Gas Systems Limited for the years ended December 31, 2012 and 2011. This information has been prepared by our management and gives pro forma effect to (a) the completion of the Orbital acquisition, (b) the sale of 9,660,000 shares of our common stock in the recently completed offering at the offering price of $5.00 per share, less underwriting discounts and commissions and estimated offering expenses, and (c) the application of the proceeds from this offering, in each case as if they occurred on January 1, 2011 for income statement purposes and December 31, 2012 for balance sheet purposes.

The financial statements and other financial information in this filing related to Orbital Gas Systems Limited have been prepared in accordance with United Kingdom generally accepted accounting principles (“U.K. GAAP”). U.K. GAAP differs in some material respects from U.S. generally accepted accounting principles (“U.S. GAAP”), and as a result, the historical financial statements and other financial information of Orbital Gas Systems Limited may not be comparable to our historical financial statements. For a discussion of material differences between U.K. GAAP and U.S. GAAP as they relate to Orbital Gas Systems Limited, see Note 22 to the financial statements of Orbital Gas Systems Limited included elsewhere in this filing.

The fiscal year of CUI Global, Inc. ends on December 31, and the fiscal year of Orbital Gas Systems Limited ends on June 30. The pro forma data has been prepared from, and should be read in conjunction with, our audited annual financial statements and accompanying notes for the years ended December 31, 2012 and 2011, the audited financial statements and accompanying notes of Orbital for the years ended June 30, 2012 and 2011, prepared in accordance with U.K. GAAP and reconciled to U.S. GAAP, and the unaudited interim financial information of Orbital for the six months ended December 31, 2012 and 2011, each included in the April 12, 2013 filing of Prospectus Form 424B4. For more information on the assumptions made in preparing this pro forma financial data, see “Unaudited Pro Forma Condensed Combined Financial Information.” This information is for illustrative purposes only. The companies may have performed differently had they always have been combined. The historical and pro forma results do not necessarily indicate results that may be expected for any future period.

Where applicable, the amounts in the following tables related to the acquisition price of $26,205,500 (£17 million) based on the actual exchange rate for British pound sterling to U.S. dollars achieved on April 18, 2013 for the acquisition of Orbital. For converting the fiscal year statements of operations amounts related to Orbital, the following average exchange rates were used, as published by Oanda Corporation: $1.5768 average per British pound sterling for the six months January to June 2012, $1.5926 average per British pound sterling for the six months July to December 2012, $1.6160 average per British pound sterling for the six months January to June 2011 and $1.5919 average for the British pound sterling for the six months July to December 2011. The amounts included on the balance sheets related to Orbital were converted, based on the following exchange rates published by Oanda Corporation: $1.6153 per British pound sterling at December 31, 2012 and $1.5453 per British pound sterling at December 31, 2011.

SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

	December 31,
	2012	2011
Statement of Operations Data:
Revenue	$63,981,573	$62,271,825
Operating expenses	24,066,331	20,698,034
Income from operations	1,956,381	2,675,040
Net income	511,399	1,660,699
Earnings per share
Basic	$0.03	$0.10
Diluted	$0.03	$0.10
Other Data:
Adjusted EBITDA (1)	$4,567,140	$4,454,657

December 31, 2012
Balance Sheet Data:
Cash and cash equivalents	$29,036,231
Total assets	87,776,020
Total debt, including current portion	17,984,652
Total stockholders' equity	87,776,020

(1)	Adjusted EBITDA is the net income before interest expense, income taxes, equity compensation, depreciation, impairment expenses and amortization. We believe that Adjusted EBITDA is useful as an indicator of our performance. Our management uses Adjusted EBITDA, in conjunction with traditional U.S. GAAP measures, as part of our overall assessment of our performance. We use this non-U.S. GAAP measure in internal management reports used to monitor and make decisions about our business. The principal limitations of Adjusted EBITDA as a performance measure are that it excludes significant adjustments for one-time expenses and gains required under U.S. GAAP, and that our definition of Adjusted EBITDA may be different than similar-sounding non-U.S. GAAP measures used by other the companies. To mitigate these limitations, we present our U.S. GAAP results along with the non-U.S. GAAP measure, reconcile Adjusted EBITDA to the net income and recommend that investors not give undue weight to it. We believe that Adjusted EBITDA provides investors useful information by allowing them to view the business through the eyes of management.

The reconciliation of pro forma Adjusted EBITDA to pro forma net income, is as follows:

	For the Years Ended December 31,
	2012	2011
Net income	$511,399	$1,660,699
Income tax expense	972,654	350,255
Impairment of intangible, trademark and trade name V-Infinity	278,428	—
Interest expense – amortization of debt offering costs and debt discount	73,333	334,747
Interest expense	584,914	920,802
Stock based compensation expense	1,190,081	227,867
Depreciation and amortization	956,331	960,287
Adjusted EBITDA	$4,567,140	$4,454,657

SUMMARY CONSOLIDATED FINANCIAL DATA — CUI Global, Inc.

The following tables set forth our summary consolidated financial data. The summary consolidated financial data for the years ended December 31, 2012 and 2011 are derived from our audited consolidated financial statements filed March 11, 2013 on Form 10-K/A. The data set forth below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” our financial statements and the related notes included in the Form 10-K/A filed March 11, 2013.

	For the Years Ended December 31,
	2012	2011
Statement of Operations Data:
Revenue	$41,084,589	$38,938,326
Operating expenses	17,356,896	14,146,366
Income (loss) from operations	(1,980,200)	658,887
Net (loss) allocable to common stockholders	(2,526,321)	(48,763)
Basic and diluted (loss) per common share	$(0.25)	$(0.01)
Other Data:
Adjusted EBITDA (1)	354,727	2,232,614
Balance Sheet Data:
Cash and cash equivalents	3,039,840	176,775
Total assets	36,723,461	31,978,491
Total liabilities	11,961,028	19,381,488
Total stockholders' equity	24,762,433	12,597,003

(1)	Adjusted EBITDA is the net (loss) allocable to common stockholders before interest expense, income taxes, equity compensation, depreciation, impairment expenses and amortization. We believe that Adjusted EBITDA is useful as an indicator of our performance. Our management uses Adjusted EBITDA, in conjunction with traditional U.S. GAAP measures, as part of our overall assessment of our performance. We use this non-U.S. GAAP measure in internal management reports used to monitor and make decisions about our business. The principal limitations of Adjusted EBITDA as a performance measure are that it excludes significant adjustments for one-time expenses and gains required under U.S. GAAP, and that our definition of Adjusted EBITDA may be different than similar-sounding non-U.S. GAAP measures used by other companies. To mitigate these limitations, we present our U.S. GAAP results along with the non-U.S. GAAP measure, reconcile Adjusted EBITDA to the net (loss) allocable to common stockholders, and recommend that investors not give undue weight to it. We believe that Adjusted EBITDA provides investors useful information by allowing them to view the business through the eyes of management.

The reconciliation of CUI Global, Inc. Adjusted EBITDA to net (loss) allocable to common stockholders, is as follows:

	For the Years Ended December 31,
	2012	2011
Net (loss) allocable to common stockholders	$(2,526,321)	$(48,763)
Provision for taxes	33,714	29,810
Impairment of intangible, trademark and trade name V-Infinity	278,428	—
Interest expense – amortization of debt offering costs and debt discount	73,333	334,747
Interest expense	575,199	918,189
Stock based compensation	1,190,081	227,867
Depreciation and amortization	730,293	770,764
Adjusted EBITDA	$354,727	$2,232,614

SUMMARY CONSOLIDATED FINANCIAL DATA — Orbital Gas Systems Limited

The following table sets forth summary consolidated financial data of Orbital Gas Systems Limited. You should read the following summary consolidated financial data in conjunction with the consolidated financial statements and notes thereto of Orbital included elsewhere in this filing.

The fiscal year of CUI Global, Inc. ends on December 31, and the fiscal year of Orbital Gas Systems Limited ends on June 30. The summary consolidated financial information presented has been derived from the audited financial statements and accompanying notes of Orbital for the years ended June 30, 2012 and 2011, prepared in accordance with U.K. GAAP reconciled to U.S. GAAP, included elsewhere in this filing, and the unaudited interim financial information of Orbital for the six months ended December 31, 2012 and 2011, and reflects Orbital Gas Systems Limited financial information as of calendar years ended December 31, 2012 and 2011. Orbital’s historical results do not necessarily indicate results that may be expected for any future period.

For a discussion of material differences between U.K. GAAP and U.S. GAAP as they relate to Orbital Gas Systems Limited, see Note 22 to the financial statements of Orbital Gas Systems Limited included elsewhere in this filing.

For converting the fiscal year statements of operations amounts related to Orbital, the following average exchange rates published by Oanda Corporation: $1.5768 average per British pound sterling for the six months January to June 2012, $1.5926 average per British pound sterling for the six months July to December 2012, $1.6160 average per British pound sterling for the six months January to June 2011 and $1.5919 average for the British pound sterling for the six months July to December 2011. The amounts included on the balance sheets related to Orbital were converted, based on the following exchange rates published by Oanda Corporation: $1.6153 per British pound sterling at December 31, 2012 and $1.5453 per British pound sterling at December 31, 2011.

	For the Years Ended December 31,
	2012	2011
Statement of Operations Data:
Revenue	$23,017,544	$23,360,136
Operating expenses	6,659,995	6,506,305
Income from operations	3,986,581	2,066,153
Net income	3,087,720	1,759,462
Other Data:
EBITDA (1)	$4,212,413	$2,222,043
Balance Sheet Data:
Cash and cash equivalents	$9,172,956
Total assets	14,606,492
Total debt, including current portion	8,123,624
Total stockholders' equity	6,482,868

(1)	EBITDA is net income before interest expense, income taxes, depreciation and, amortization. We believe that EBITDA is useful as an indicator of ongoing operating performance. Our management uses EBITDA, in conjunction with traditional U.S. GAAP measures, as part of the overall assessment of performance. We use this non-U.S. GAAP measure in internal management reports used to monitor and make decisions about our business. To mitigate these limitations, we present Orbital’s U.S. GAAP results along with the non-U.S. GAAP measure, reconcile EBITDA to net income, and recommend that investors not give undue weight to it. We believe that EBITDA provides investors useful information by allowing them to view the business through the eyes of management, facilitating comparison of results across historical periods and across companies, and providing a focus on the underlying operating performance of the business.

The reconciliation of Orbital Gas Systems Limited EBITDA to net income, is as follows:

	For the Years Ended December 31,
	2012	2011
Net income	$3,087,720	$1,759,462
Provision for taxes	938,940	320,445
Interest expense	9,715	2,613
Depreciation and amortization	176,038	139,523
EBITDA	$4,212,413	$2,222,043

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On April 18, 2013, we completed the acquisition of Orbital Gas Systems Limited (“Orbital”) for $26,205,500 (£17 million). The acquisition includes all of Orbital’s issued and outstanding shares.

The unaudited pro forma financial information has been compiled from underlying audited financial statements of Orbital Gas Systems Limited prepared in accordance with U.K. GAAP and reconciled to U.S. GAAP for the purpose of such presentation, and the unaudited interim financial information of Orbital for the six months ended December 31, 2012 and December 31, 2011.

The unaudited pro forma condensed combined financial information combine the historical consolidated statements of operations of CUI Global, Inc., giving effect to (a) the completion of the Orbital acquisition, (b) the sale of 9,660,000 shares of our common stock in the recently completed offering at the offering price of $5.00 per share, less underwriting discounts and commissions and estimated offering expenses, and (c) the application of the proceeds from this offering, in each case as if they occurred on January 1, 2011 for income statement purposes and December 31, 2012 for balance sheet purposes. The unaudited pro forma condensed combined information should be read in conjunction with the accompanying notes to the unaudited pro forma condensed combined financial information, the historical financial statements of CUI Global, Inc. and Orbital Gas Systems Limited and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” all of which are included in the Form 424B4 Prospectus filed April 12, 2013.

The Orbital Gas Systems Limited acquisition will be treated as a purchase by CUI Global, Inc., with CUI Global, Inc. acquiring the entity. The unaudited pro forma condensed combined financial information will differ from our final acquisition accounting for a number of reasons, including the fact that our purchase price allocation and estimates of fair value are preliminary and subject to change when our formal valuation and other studies are finalized, fluctuation in foreign exchange rates impacting the agreed upon purchase price, and variation in the actual proceeds and expenses associated with this offering. Additionally, changes in Orbital’s working capital, including the results of operations from December 31, 2012 through the date the acquisition is completed, will change the amount of goodwill. The differences that will occur between the preliminary estimates and the final acquisition accounting could have a material impact on the accompanying unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. It has been prepared in accordance with the regulations of the SEC and is not necessarily indicative of what our financial position or results of operations actually would have been had we completed the Orbital acquisition at the dates indicated, nor does it purport to project the future financial position or operating results of the combined company. The unaudited pro forma condensed combined statement of operations does not reflect any revenue or cost savings from synergies that may be achieved with respect to the combined companies.

The fiscal year of CUI Global, Inc. ends on December 31, and the fiscal year of Orbital Gas Systems Limited ends on June 30. The unaudited pro forma condensed combined financial information presented herein combines the results of operations of CUI Global for the years ended December 31, 2012 and 2011 with the results of operations of Orbital for the years ended December 31, 2012 and 2011, utilizing Orbital’s audited results of operations for the years ended June 30, 2012 and 2011, prepared in accordance with U.K. GAAP and reconciled to U.S. GAAP, and Orbital’s interim period results for the six months ended December 31, 2012 and 2011.

CUI Global has incurred, and will continue to incur, certain non-recurring expenses in connection with the Orbital acquisition. These expenses are currently estimated to be less than $100,000. In addition CUI Global estimates the fees and expenses of approximately $373,065 in connection with this offering, excluding underwriter discounts and commissions. These estimated expenses are reflected in the unaudited pro forma condensed combined balance sheet as of December 31, 2012 and 2011, as an adjustment to cash and equity, but are not reflected in the unaudited pro forma condensed combined statements of operations for the years ended December 31, 2012 and 2011, as they are not expected to have a continuing impact on operations.

Unaudited Pro Forma Condensed Combined Balance Sheet

	As of December 31, 2012
	CUI Global, Inc.	Orbital Gas Systems Limited (a)	Pro Forma Adjustments		Pro Forma Consolidated (a)
Current assets:
Cash and cash equivalents	$3,039,840	$9,172,956	$16,823,435	(b)	$29,036,231
Trade receivables, net	4,965,926	3,388,744	(100,000	)(c)	8,254,670
Inventory, net	4,843,905	873,892	—		5,717,797
Prepaid expenses and other	378,885	—	—		378,885
Total current assets	13,228,556	13,435,592	16,723,435		43,387,583
					—
Property, plant and equipment, net	1,016,219	1,170,900	—		2,187,119
					—
Other assets:					—
Investment – equity method	258,244	—	—		258,244
Other intangible assets, net	8,618,524	—	5,000,000	(d)	13,618,524

Deposits and other	11,360	—	—		11,360
Notes receivable, net	501,422	—	—		501,422
Debt offering costs, net	42,778	—	—		42,778
Goodwill	13,046,358	—	14,722,632	(d)	27,768,990
Total other assets	22,478,686	—	19,722,632		42,201,318
Total assets	$36,723,461	$14,606,492	$36,446,067		$87,776,020
Liabilities and stockholders' equity:
Current liabilities:					—
Accounts payable	$2,496,881	$1,886,735	$(100,000	)(c)	$4,283,616
Line of credit	459,448	—	—		459,448
Accrued expenses	1,142,839	5,562,197	—		6,705,036
Accrued compensation	186,636	14,537	—		201,173
Unearned revenue	371,541	545,477	—		917,018
Total current liabilities	4,657,345	8,008,946	(100,000)		12,566,291
Long term leases payable	—	69,017	—		69,017
Deferred tax liabilities	—	45,661	—		45,661
Long term note payable, related party, net of current portion due	7,303,683	—	(2,000,000	)(e)	5,303,683
Total long term liabilities	7,303,683	114,678	(2,000,000)		5,418,361
Total liabilities	11,961,028	8,123,624	(2,100,000)		17,984,652
Commitments and contingencies	24,762,433	6,482,868	45,028,935	(f)	69,791,368
Total stockholders' equity			(6,482,868	)(g)

Total liabilities and stockholders' equity	$36,723,461	$14,606,492	$36,446,067		$87,776,020

See accompanying notes to unaudited pro forma condensed combined financial information.

Unaudited Pro Forma Condensed Combined Statement of Operations

	For the Year Ended December 31, 2012
	CUI Global, Inc.	Orbital Gas Systems Limited	Pro Forma Adjustments		Pro Forma Consolidated
Total revenue	$41,084,589	$23,017,544	$(120,000	)h	$63,981,573
			(560	)(i)
Cost of revenues	25,707,893	12,370,968	(120,000	)(h)	37,958,861
Gross profit	15,376,696	10,646,576	—		26,022,712
Operating expenses:
Selling, general and administrative	16,221,373	6,659,995	(560	)(i)	22,930,808
			50,000	(k)
Research and development	791,332	—	—		791,332
Bad debt	65,763	—	—		65,763
Impairment of intangible, trademark and trade name V-Infinity	278,428	—	—		278,428
Total operating expenses	17,356,896	6,659,995	49,440		24,066,331
Income (loss) from continuing operations	(1,980,200)	3,986,581	(49,440)		1,956,381
Other income (expense):
Other income	95,069	50,057	—		145,126
Other expense	(18,567)	(263)	—		(18,830)
Earnings from equity investment	59,623	—	—		59,623
Interest expense – amortization of debt offering costs and debt discount	(73,333)	—	—		(73,333)
Interest expense	(575,199)	(9,715)	—		(584,914)
Total other income (expense), net	(512,407)	40,079	—		(472,328)
Income (loss) from continuing operations before taxes	(2,492,607)	4,026,660	(49,440)		1,484,053
Provision for taxes	33,714	938,940	—		972,654
Consolidated net income (loss)	$(2,526,321)	$3,087,720	$(49,440)		$511,399
Earnings per share:
Basic	$(0.25)				$0.03
Diluted	$(0.25)				$0.03
Shares used to compute earnings per share:
Basic	10,175,989		9,660,000		19,835,989
Diluted	10,175,989		9,660,953		19,836,942

See accompanying notes to unaudited pro forma condensed combined financial information.

	For the Year Ended December 31, 2011
	CUI Global, Inc.	Orbital Gas Systems Limited	Pro Forma Adjustments		Pro Forma Consolidated
Total revenue	$38,938,326	$23,360,136	$(26,637	)(j)	$62,271,825
Cost of revenues	24,133,073	14,787,678	(22,000	)(j)	38,898,751
Gross profit	14,805,253	8,572,458	(4,637)		23,373,074
Operating expenses:
Selling, general and administrative	13,347,853	6,506,305	(4,637	)(j)	19,899,521
			50,000	(k)
Research and development	716,321	—	—		716,321
Bad debt	82,192	—	—		82,192
Total operating expenses	14,146,366	6,506,305	45,363		20,698,034
Income from continuing operations	658,887	2,066,153	(50,000)		2,675,040
Other income (expense):
Other income	53,657	17,316	—		70,973
Other expense	(38,678)	(949)	—		(39,627)
Gain on sale of technology rights	143,636	—	—		143,636
Earnings from equity investment	41,472	—	—		41,472
Interest expense – amortization of debt offering costs and debt discount	(334,747)	—	—		(334,747)
Interest expense	(918,189)	(2,613)	—		(920,802)
Total other income (expense), net	(1,052,849)	13,754	—		(1,039,095)
Income (loss) from continuing operations before taxes	(393,962)	2,079,907	(50,000)		1,635,945
Provision for taxes	29,810	320,445	—		350,255
Consolidated income (loss) from continuing operations	$(423,772)	$1,759,462	$(50,000)		$1,285,690
Income (loss) from discontinued operations:
(Loss) from discontinued operations	$(160,153)	$—	$—		$(160,153)
Gain on divestment of Comex Electronics	603,034	—	—		603,034
Net income from discontinued operations	$442,881	$—	$—		$442,881
Consolidated Net income	$19,109	$1,759,462	$(50,000)		$1,728,571
Less: Net income from discontinued operations – noncontrolling interest	$67,872	$—			$67,872
Net income (loss) allocable to common stockholders	$(48,763)	$1,759,462	$(50,000)		$1,660,699
Earnings per share:
Basic	$(0.01)				$0.10
Diluted	$(0.01)				$0.10
Shares used to compute earnings per share:
Basic	7,249,180		9,660,000		16,909,180
Diluted	7,249,180		9,677,951		16.927,131

See accompanying notes to unaudited pro forma condensed combined financial information.

Notes to Unaudited Pro Forma Condensed Combined Financial Information for CUI Global, Inc. and Orbital Gas Systems Limited

1.	Description of Transaction

On April 18, 2013, we acquired the Orbital Gas Systems Limited business by purchasing its entire issued share capital for $26,205,500 (£17 million). The acquisition includes all of Orbital’s operations, which are located in the United Kingdom.

2.	Basis of Presentation

The unaudited pro forma condensed combined financial information has been compiled from underlying audited financial statements of Orbital Gas Systems Limited prepared in accordance with U.K. GAAP and reconciled to U.S. GAAP for the purpose of such presentation, and the unaudited interim financial information of Orbital for the six months ended December 31, 2012 and December 31, 2011.

The unaudited pro forma condensed combined financial information combine the historical consolidated statements of operations of CUI Global, Inc., giving effect to (a) the completion of the Orbital acquisition, (b) the sale of 9,660,000 shares of our common stock at the offering price of $5.00 per share, less underwriting discounts and commissions and estimated offering expenses, and (c) the application of the proceeds from the offering, in each case as if they occurred on January 1, 2011 for income statement purposes and December 31, 2012 for balance sheet purposes. The unaudited pro forma condensed combined financial information should be read in conjunction with these notes to the unaudited pro forma condensed combined financial information, the historical financial statements of CUI Global, Inc. and Orbital Gas Systems Limited and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” all of which are included in the Form 424B4 Prospectus filed April 12, 2013.

The Orbital Gas Systems Limited acquisition will be treated as a purchase by CUI Global, Inc., with CUI Global, Inc. acquiring the entity. The unaudited pro forma condensed combined financial information will differ from our final acquisition accounting for a number of reasons, including the fact that our purchase price allocation and estimates of fair value are preliminary and subject to change when our formal valuation and other studies are finalized, fluctuation in foreign exchange rates impacting the agreed upon purchase price, and variation in the actual proceeds and expenses associated with this offering. Additionally, changes in Orbital’s working capital, including the results of operations from December 31, 2012 through the date the acquisition is completed, will change the amount of goodwill. The differences that will occur between the preliminary estimates and the final acquisition accounting could have a material impact on the accompanying unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. It has been prepared in accordance with the regulations of the SEC and is not necessarily indicative of what our financial position or results of operations actually would have been had we completed the Orbital acquisition at the dates indicated, nor does it purport to project the future financial position or operating results of the combined companies. The unaudited pro forma condensed combined statement of operations does not reflect any revenue or cost savings from synergies that may be achieved with respect to the combined companies.

The fiscal year of CUI Global, Inc. ends on December 31, and the fiscal year of Orbital Gas Systems Limited ends on June 30. The unaudited pro forma condensed combined financial information presented herein combines the results of operations of CUI Global for the years ended December 31, 2012 and 2011 with the results of operations of Orbital for the years ended December 31, 2012 and 2011, utilizing Orbital’s audited results of operations for the years ended June 30, 2012 and 2011 and Orbital’s unaudited interim period results for the six months ended December 31, 2012 and December 31, 2011.

For the unaudited pro forma condensed combined balances, the purchase price of $26,205,500 (£17 million), which based on the exchange rate obtained on the date of acquisition, has been allocated to the fair values of assets and liabilities acquired as of December 31, 2012. The allocation of the purchase price is preliminary, pending the completion of various analyses and the finalization of estimates. An appraisal will be performed to assist management in determining the fair value of acquired assets and liabilities, including identifiable intangible assets, in order to allocate the estimated $19,722,632 to goodwill and identifiable intangible assets. The final purchase price allocation may result in a materially different allocation than that presented in this unaudited pro forma condensed combined financial information.

Cash and cash equivalents	$9,172,956
Trade receivables	3,388,744
Inventory	873,892
Property, plant and equipment	1,170,900
Intangible, technology	500,000
Intangible, customer relationships	1,500,000
Intangible, trademark and trade name	3,000,000
Goodwill	14,722,632
Assumed liabilities	8,123,624
Purchase price	$26,205,500

Identifiable intangible assets :  The intangible, technology is expected to be treated as a finite lived asset based upon initial review of Orbital’s business, with an estimated 10 year amortization life. Customer relationships are expected to be treated as a infinite lived asset based upon the initial review of Orbital’s customer history, thus they will not be amortized. Trademark and trade name intangibles will not be amortized as they are deemed to have indefinite useful lives. Intangibles will be reviewed for impairment at least annually (more frequently if certain indicators are present). In the event that management determines that the value of an intangible asset has become impaired, an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made will be recognized.

Goodwill :  Goodwill represents the excess of the purchase price over the fair value of the underlying net tangible and intangible assets. Goodwill will not be amortized, but instead will be tested for impairment at least annually (more frequently if certain indicators are present). In the event that management determines that the value of goodwill has become impaired, an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made will be recognized.

3.	Accounting Principles

Upon completion of the acquisition, CUI Global will review Orbital’s accounting policies. As a result of that review it may become necessary to adjust the combined entity’s financial statements to conform to those accounting policies that are determined to be more appropriate for the combined entity. The unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

4.	Pro Forma Adjustments

The following are the descriptions of the unaudited pro forma condensed combined balance sheet and statement of operations adjustments:

(a)	The unaudited pro forma condensed combined balance sheet combines the audited historical consolidated balance sheet of CUI Global as of December 31, 2012 and the unaudited historical consolidated balance sheet of Orbital as of December 31, 2012 and gives effect to the acquisition as if it had been completed on December 31, 2012. CUI Global’s fiscal year end is December 31, and Orbital’s fiscal year end is June 30. Accordingly, the unaudited historical results of Orbital for the year ended December 31, 2012, is derived from the audited historical results for the year ended June 30, 2012 less the unaudited six months ended December 31, 2011 plus the unaudited six months ended December 31, 2012. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 combines the audited results of CUI Global for the fiscal year ended December 31, 2012 and the unaudited results of Orbital for the twelve months ended December 31, 2012 and gives effect to the acquisition as if it had been completed on January 1, 2012.

Where applicable, the amounts in the following tables related to the acquisition price are based on the exchange rate obtained for British pound sterling to U.S. dollars obtained on the date of acquisition. For converting the fiscal year statements of operations amounts related to Orbital, the following average exchange rates published by Oanda Corporation: $1.5768 average per British pound sterling for the six months January to June 2012, $1.5926 average per British pound sterling for the six months July to December 2012, $1.6160 average per British pound sterling for the six months January to June 2011 and $1.5919 average for the British pound sterling for the six months July to December 2011. The amounts included on the balance sheets related to Orbital were converted, based on the following exchange rates published by Oanda Corporation, $1.6153 per British pound sterling at December 31, 2012 and $1.5453 per British pound sterling at December 31, 2011.

(b)	Net change in cash relates to the estimated net proceeds from the offering of common stock of $45,028,935, after deducting underwriting discounts and commissions and estimated offering expenses, less the purchase price of Orbital of $26,205,500, less the $2,000,000 repayment of note payable.

(c)	Adjustment to remove intercompany trade receivable and accounts payable balances of $100,000 existing prior to acquisition.

(d)	Adjustment representing the allocation of the purchase price in excess of the tangible assets. The allocation of the purchase price is preliminary pending the completion of various analyses and the finalization of estimates. An appraisal will be performed to assist management in determining the fair value of acquired assets and liabilities, including identifiable intangible assets, in order to allocate the estimated $19,722,632 to goodwill and identifiable intangible assets as follows: $500,000 to intangible, technology, $1,500,000 to intangible, customer relationships, $3,000,000 to intangible, trademark and trade name, and $14,722,632 to goodwill. The final purchase price allocation may result in a materially different allocation that that presented in this unaudited pro forma condensed combined financial information.

(e)	Adjustment representing the $2,000,000 repayment of long term note payable to be completed following the offering.

(f)	The net proceeds of the common stock offering were used to fund the purchase price of the Orbital Gas Systems Limited acquisition, and the Company intends to use the remaining proceeds from the common stock offering to repay $2,000,000 of long term note payable and provide funds for ongoing operating and investing activities. Net proceeds from the offering are anticipated to be $45,028,935, after deducting underwriting discounts and commissions and estimated offering expenses.

(g)	Elimination of historical Orbital Gas Systems Limited balances related to equity.

(h)	Entry to eliminate sales and related cost of revenues activity between CUI and Orbital of $120,000.

(i)	Entry to eliminate sales and related selling, general and administrative expense activity between CUI and Orbital of $560.

(j)	Entry to eliminate sales of $26,637, cost of revenues of $22,000, and selling, general and administrative expense of $4,637 activities between CUI and Orbital.

(k)	Entry to recognize the estimated amortization for each of the presented periods assuming amortization of the intangible, technology over the estimated 10 year life.